UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 29, 2014

RETROPHIN, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53293	26-2383102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Third Avenue, 22nd Floor, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (646) 837-5863

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Trademark License & Supply Agreement

On May 29, 2014, Retrophin, Inc. (the “Company”) entered into a Trademark License & Supply Agreement (the “License Agreement”) with Mission Pharmacal Company (“Mission”), pursuant to which Mission agreed to grant the Company an exclusive, royalty-bearing license to market, sell and commercialize Thiola in the United States and a non-exclusive license to use know-how relating to Thiola to the extent necessary to market Thiola.  The Company is responsible for maintaining the current quality standards of Thiola.

            As consideration for the license, the Company paid to Mission an upfront fee and will be obligated to pay Mission certain royalties, subject to a minimum royalty threshold.

In addition, the Company will purchase Thiola from Mission in amounts based on estimates provided by the Company.  The Company has agreed to appoint Alamo Pharma Services, Inc. as its exclusive provider of sales force services during the term of the License Agreement.

The License Agreement contains other customary clauses and terms as are common in similar agreements in the industry.

            Mission may terminate the License Agreement due to the Company’s non-use of the Thiola trademark or application for or registration of the Thiola trademark.  Either party may terminate the License Agreement upon (i) the other party’s uncured material breach of the License Agreement or (ii) the other party’s insolvency.

The foregoing description of the License Agreement does not purport to be complete and is qualified in its entirety by reference to the License Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	The financial statements required to be filed by Item 9.01(a) of Form 8-K are not included in this report and will be filed by amendment to this Form 8-K no later than August 13, 2014.

(b)	The pro forma financial information required to be filed by Item 9.01(b) of Form 8-K is not included in this report and will be filed by amendment to this Form 8-K no later than August 13, 2014.

(d)  Exhibits.

10.1
License Agreement, dated May 29, 2014, by and among Retrophin, Inc. and Mission Pharmacal Company.  (Portions of Sections 2.3, 6.0, 7.0, 7.1, 8.0, 9.8, 10.0, 11.2, 17.0, 21.1, 21.2, 21.4, 22.0, 26.0, Exhibit A and Exhibit B of the Exhibit have been omitted pursuant to a request for confidential treatment and filed separately with the Commission.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETROPHIN, INC.

Date: June 3, 2014	By:	/s/ Marc Panoff
Name: Marc Panoff
Title: Chief Financial Officer